Exhibit 10.31

SARA LEE CORPORATION

RETENTION & RECOGNITION PROGRAM

RELATED TO 2005 COMPANY REORGANIZATION

(For A and B Level Executives)

Eligibility

A and B level executives, on a highly selective basis, who will play key roles in implementing the Sara Lee organizational transformation initiative and/or manage a special projects supporting these transformation efforts.

Program Structure

Form of compensation – Grants of service-based restricted stock units (not “covered compensation” for employee benefit purposes)

Value of grants – Minimum of 1X salary, Maximum of 2X salary

Grant/Approval Date – April 27, 2005 (additional grant dates may occur after this date)

Vesting Date – 50% on April 27, 2006, 50% on April 27, 2007 (vesting dates could be other than 1 year following the Grant/Approval date)

Approvals –

•	Chairman of the Compensation and Employee Benefits Committee of the Sara Lee Corporation Board Of Directors for any corporate officers at or above the Senior Vice President level

•	Chief Executive Officer of Sara Lee Corporation for all others.